EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney‑in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Shareplus plans, including the Kimberly-Clark Shareplus UK Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September 2019.

/s/ Abelardo E. Bru
Abelardo E. Bru

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney‑in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Shareplus plans, including the Kimberly-Clark Shareplus UK Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September 2019.

/s/ Robert W. Decherd
Robert W. Decherd

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney‑in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Shareplus plans, including the Kimberly-Clark Shareplus UK Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September 2019.

/s/ Thomas J. Falk
Thomas J. Falk

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney‑in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Shareplus plans, including the Kimberly-Clark Shareplus UK Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September 2019.

/s/ Fabian T. Garcia
Fabian T. Garcia

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney‑in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Shareplus plans, including the Kimberly-Clark Shareplus UK Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September 2019.

/s/ Mae C. Jemison
Mae C. Jemison

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney‑in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Shareplus plans, including the Kimberly-Clark Shareplus UK Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September 2019.

/s/ Nancy J. Karch
Nancy J. Karch

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney‑in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Shareplus plans, including the Kimberly-Clark Shareplus UK Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September 2019.

/s/ S. Todd Maclin
S. Todd Maclin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney‑in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Shareplus plans, including the Kimberly-Clark Shareplus UK Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September 2019.

/s/ Sherilyn S. McCoy
Sherilyn S. McCoy

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney‑in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Shareplus plans, including the Kimberly-Clark Shareplus UK Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September 2019.

/s/ Christa S. Quarles
Christa S. Quarles

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney‑in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Shareplus plans, including the Kimberly-Clark Shareplus UK Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September 2019.

/s/ Ian C. Read
Ian C. Read

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney‑in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Shareplus plans, including the Kimberly-Clark Shareplus UK Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September 2019.

/s/ Marc J. Shapiro
Marc J. Shapiro

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney‑in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Shareplus plans, including the Kimberly-Clark Shareplus UK Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September 2019.

/s/ Dunia A. Shive
Dunia A. Shive

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney‑in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Shareplus plans, including the Kimberly-Clark Shareplus UK Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September 2019.

/s/ Mark T. Smucker
Mark T. Smucker

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney‑in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Shareplus plans, including the Kimberly-Clark Shareplus UK Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September 2019.

/s/ Michael D. White
Michael D. White